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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2005

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                         KEWAUNEE SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                     0-5286               38-0715562
 (State or other jurisdiction of       (Commission            (IRS Employer
  incorporation or organization)       File Number)        Identification No.)

                             2700 West Front Street
                              Statesville, NC 28677
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (704) 873-7202

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 8.01.     OTHER EVENTS.

        On May 13, 2005, Kewaunee Scientific Corporation (the "Company") sold its building and land in Lockhart, Texas to a non-affiliated third party for $2,500,000 in cash. The site was the former location of the Company's technical furniture operation which was consolidated in Statesville, North Carolina fiscal year 2003. The net cash proceeds of approximately $2,300,000 from the sale will be used for working capital and to reduce short-term borrowings.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        EXHIBIT NUMBER  DESCRIPTION OF EXHIBIT
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          99.1          Press Release, dated May 18, 2005, of Kewaunee
                        Scientific Corporation.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 18, 2005

                                        Kewaunee Scientific Corporation

                                        By:  /s/ D. Michael Parker
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                                             D. Michael Parker
                                             Senior Vice President, Finance and
                                             Chief Financial Officer